Exhibit 1

Marlin Leasing Corporation DBA PEAC Solutions

PEAC Solutions Receivables 2024-1 LLC, Series 2024-1 Transaction

Consultant Report

May 31, 2024

For information related to this report, contact:

CBIZ MHM, LLC
1001 Conshohocken State Road, Ste. 1-406
West Conshohocken, PA 19428-2906

M. Michael Aquino	Steven Pastore
Lead Managing Director	Director
(610) 862-2737	610-862-2444
maquino@cbiz.com	spastore@cbiz.com

THIS REPORT IS FOR CLIENT’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED UPON BY ANY THIRD PARTY.

PEAC Solutions Receivables 2024-1 LLC, Series 2024-1	Consulting Report

Consultant Engagement

Client and Seller Name:	Marlin Leasing Corporation DBA PEAC Solutions
300 Fellowship Road
Mount Laurel, NJ 08054

Company and Issuer Address:	PEAC Solutions Receivables 2024-1 LLC
300 Fellowship Road
Mount Laurel, NJ 08054

Client and Company Principal Contact:	Mathew Petrick

Client and Company Phone Number:	(888) 479-9111

Consultants:	Steven Pastore
David Aquino

Report Date:	May 31, 2024

Engagement Dates:	May 3 - 31, 2024

Client and Company Contact:  Mathew Petrick – Chief Financial Officer

PEAC Solutions Receivables 2024-1 LLC, Series 2024-1	Consulting Report

May 31, 2024

PRIVATE & CONFIDENTIAL

Board of Directors and Company Management

PEAC Solutions Receivables 2024-1 LLC

Marlin Leasing Corporation

Chief Financial Officer

300 Fellowship Road

Mount Lauren, NJ 08054

To whom it may concern:

Please find our enclosed Consultant Report (“the Report”) which was prepared at the request of Marlin Leasing Corporation DBA PEAC Solutions (“Seller” or “Servicer”) and PEAC Solutions Receivables 2024-1 LLC (“Issuer”, “SPV”, “Purchaser” or “Company” and together with Seller and the Servicer, “you” or “Client”) (“Specified Parties”) in connection with the Offering Memorandum for the PEAC Solutions Receivables 2024-1 LLC, Series 2024-1 (“OM”), which date still needs to be determined (“Transaction”) and in accordance with the terms of our Engagement Letter dated April 2, 2024.

Client Acknowledgements

By acceptance of the Report, you acknowledge that (1) you have determined that the procedures we performed are the procedures that you requested us to perform, that you are solely responsible for the sufficiency of such procedures for your purposes, and that you do not require us to perform any further procedures, (2) we make no representations and express no opinion as to the sufficiency of the procedures for your purposes and had we performed additional procedures, other matters might have come to our attention that would have been reported to you, (3) the procedures that we performed should not be taken to supplant additional inquiries and procedures that you should undertake in your evaluation of the Transaction, (4) you have made available to us all financial records and related data that you received from the Company that you believe are necessary for us to complete our procedures, and (5) the decision whether to consummate the Transaction lies solely with you, and neither our work nor our findings shall in any way constitute a recommendation whether you should or should not consummate the Transaction, or on what terms.

Limitations of Procedures

The procedures we performed do not constitute, in accordance with generally accepted auditing or other applicable professional standards, (1) an audit, review, or compilation of the Company’s historical financial statements or specified elements, accounts or items thereof as per the attestation standards established by the American Institute of Certified Public Accountants, (2) an examination or compilation of the Company’s prospective financial information, (3) an appraisal of the Company or of any of the Company’s assets or liabilities or (4) an examination of the Company’s internal controls, and, accordingly, we express no opinion, limited assurance or any other form of assurance thereon and our work cannot be relied upon to disclose errors, fraud or illegal acts that may exist.

PEAC Solutions Receivables 2024-1 LLC, Series 2024-1	Consulting Report

The Report contains a description of the following:

(i)	the type of assets;

(ii)	the sample size;

(iii)	how the sample size was determined and, if applicable, computed; and

(iv)	the scope and manner of the Services performed.

None of the engagement Scope Procedures or Report was intended to address, nor did they address, the following:

(i)	the value of collateral securing such assets;

(ii)	the compliance of the originator of the assets with federal, state, and local laws and regulations; or

(iii)	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

We have not verified the information we obtained or presented in the Report, unless specified therein.

Use of the Report

This letter and the Report are solely for your information and internal use and to assist you in the evaluation of the Transaction. You agree that without the prior written consent of CBIZ MHM, LLC (“CBIZ” or “Consultant(s)”), you will not circulate, quote or otherwise refer to this Report or a copy of all or any portion thereof. Notwithstanding the foregoing, you may provide copies of the Report in accordance with the terms and conditions set forth in the Engagement Letter dated April 2, 2024 and to your legal representatives or other professional advisors solely for their informational use in connection with the Transaction provided that (1) this letter shall be attached at the front of the Report at the time of disclosure, and (2) any such legal representative or other professional advisor has agreed to keep the Report confidential and fully releases CBIZ from any liability arising out of, or in reliance upon, this Report. CBIZ consents to attaching a copy of the Report to the ABS Form 15G to be filed with the SEC.

Updating the Report

We have no responsibility to update this letter or the Report for events or circumstances occurring after the date of this letter.

Very truly yours,

CBIZ MHM, LLC

By:	/s/ M. Michael Aquino
M. Michael Aquino, Lead Managing Director

CBIZ MHM, LLC

THIS REPORT IS FOR CLIENT’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED UPON BY ANY THIRD PARTY

PEAC Solutions Receivables 2024-1 LLC, Series 2024-1	Consulting Report

Legal Notice

This Report is provided solely to Client for its internal use and information, pursuant to our Engagement Letter dated April 2, 2024 with no third party beneficiaries being created thereby, and is subject in all respects to the terms and conditions of that letter, including restrictions on disclosure of this Report to third parties.

If this Report is received by anyone other than Client, the recipient is placed on notice that the attached Report has been prepared solely for Client for their internal use and this Report and its contents may not be shared with or disclosed to anyone without the express written consent of Client and CBIZ. CBIZ shall have no liability and shall pursue all available legal and equitable remedies against recipient, for the unauthorized use or distribution of this Report to third parties.

Legal Representation

Client acknowledges and agrees that it is responsible for its own legal representation and guidance related to the Transaction and that it will consult its own legal resources before acting upon any deliverables CBIZ provides under this Report. Client further acknowledges and agrees CBIZ is not a law firm and is not providing legal advice or analysis and that CBIZ has not engaged legal counsel with respect to the services, and that matters of legal interpretation are beyond the scope of the services. CBIZ expressly disclaims any and all responsibility for the accuracy, adequacy, completeness or appropriateness of any legal document, relating to the Transaction or otherwise, reviewed during the performance of services as outlined herein.

PEAC Solutions Receivables 2024-1 LLC, Series 2024-1	Consulting Report

General Information

During this engagement, the Consultants conducted discussions with the Chief Financial Officer and Vice President, Operations of the Company.

Report-Specific Terminology

The following abbreviated terminology is used at times throughout this Report:

• Marlin, Seller or Servicer	Marlin Leasing Corporation DBA PEAC Solutions

• PEAC, Issuer or Company	PEAC Solutions Receivables 2024-1 LLC

• M	$000s

• MM	$000,000s

• OM	Offering Memorandum

• Transaction	PEAC Solutions Receivables 2024-1 LLC, Series 2024-1

• Client	Marlin Leasing Corporation DBA PEAC Solutions and
PEAC Solutions Receivables 2024-1 LLC

Other Notes

Throughout the various tables presented in the report and accompanying exhibits, slight differences in totals may exist due to rounding occurrences. Any material variances that may occur are discussed within the body of the report.

PEAC Solutions Receivables 2024-1 LLC, Series 2024-1	Consulting Report

TABLE OF CONTENTS

SCOPE OF SERVICES	9
A. RESULTS OF TESTING	10

PEAC Solutions Receivables 2024-1 LLC, Series 2024-1	Consulting Report

STATEMENT OF WORK

PURSUANT TO THE ENGAGEMENT LETTER

DATED APRIL 2, 2024, 2024 BY AND BETWEEN

CBIZ MHM, LLC (“CBIZ”)

AND MARLIN LEASING CORPORATION DBA PEAC SOLUTIONS (“SELLER” OR “SERVICER”) AND PEAC SOLUTIONS RECEIVABLES 2024-1 LLC (“ISSUER”, “SPV”, “PURCHASER” OR “COMPANY” AND TOGETHER WITH SELLER AND THE SERVICER, THE “CLIENT”)

Relevant Entities:

Marlin Leasing Corporation DBA PEAC Solutions (“Seller” or “Servicer”) and PEAC Solutions Receivables 2024-1 LLC (“Issuer”, “SPV”, “Purchaser” or “Company” and together with Seller and the Servicer, “you” or “Client”)

Time Periods to be tested:

See the below Scope of Services

Location:

Remotely in the CBIZ office in West Conshohocken, PA

The Company’s office in Mount Laurel, NJ (if necessary or required)

Additional Request:

Document all discussions with and inquiries of management.

Note: All samples are judgmentally selected unless specified by Client.

Consultant report should provide for glossary of defined terms which will serve as a point of reference for all capitalized terms found in the consulting report.

Consultant report should provide for a table listing the titles of the individuals at the Company that provided assistance and/or are referenced in the consultant report.

Consultant report should separately identify material weaknesses from observations made that may represent improvements to the Company’s processes.

PEAC Solutions Receivables 2024-1 LLC, Series 2024-1	Consulting Report

SCOPE OF SERVICES

A.	Data Integrity Test for PEAC Solutions Receivables 2024-1, LLC - Asset Backed Notes, Series 2024-1

a.

From the electronic data file provided by the Client as of April 30, 2024 (or as of another date agreed to), judgmentally select a sample of 65 Equipment Lease Contracts, 65 Xerox Contracts and 20 Working Capital Loans from the Initial Data File and certain Company available source documents (“Source Documents”) (total of 150 accounts to be tested - “Sample Group”) and perform the following data integrity test. For items marked as “compare”, agree the item on the data tape to the Company’s underlying system. For items marked as “recalculate”, noted item listed below for accuracy against the data file provided by the Servicer:

1.	Compare Loan Number

2.	Compare Commencement Date

3.	Compare Equipment Cost (*) (**)

4.	Compare and/or Re-calculate the Residual Value (*) (**)

5.	Compare Original Contract Term

6.	Re-calculate Final Payment Date (Month and Year)

7.	Compare Contract Payment Amount

8.	Compare Payment Frequency

9.	Compare Equipment Type (**)

10.	Compare Geographic Location

11.	Compare and/or Re-calculate Security Deposit (**)

12.	Compare and/or Re-calculate Interest Rate

13.	Re-calculate Contract Balance Remaining

(*)	Exclusive of Upfront Fees and Taxes, as applicable

(**)	This characteristic is not applicable for Working Capital Loans

b.

Document your testing results in a worksheet. In your written summary of results, note any exceptions and management’s response to such. Note that the names of Obligors should remain anonymous in documenting test results.

PEAC Solutions Receivables 2024-1 LLC, Series 2024-1	Consulting Report

A. Data Integrity Review

The Client provided a month-end electronic data file as of April 30, 2024 for all Pledged Receivables for Scope Step A. The Consultants judgmentally selected a sample of 150 assets (“Sample Group”) consisting of:

a.	65 equipment lease assets

b.	65 Xerox leases; and

c.	20 working capital loans.

All 150 Pledged Receivables were tested according to the requested Scope procedures. The Consultants noted the following results amongst the sampled 150 Pledged Receivables based on inquiry of management and testing:

DATA INTEGRITY REVIEW	SAMPLE SIZE	EXCEPTIONS FOUND	%

1. Compare loan number	150	0	0%
2. Compare commencement date	150	0	0%
3. Compare equipment cost	150	0	0%
4. Compare and/or Re-calculate the Residual Value	150	0	0%
5. Compare Original Contract Term	150	0	0%
6. Recalculate Final Payment Date	150	0	0%
7. Compare Contract Payment Amount	150	0	0%
8. Compare Payment Frequency	150	0	0%
9. Compare Equipment Type	150	0	0%
10. Compare Geographic Location	150	0	0%
11. Compare and/or Re-calculate Security Deposit	150	0	0%
12. Compare and/or Re-calculate Interest Rate	150	0	0%
13. Re-calculate Contract Balance Remaining	150	0	0%

1.	The Consultants compared the loan number reported in the Data Tape to the Company’s accounting records/servicing system and executed legal documents without exception.

2.	The Consultants compared the commencement date reported in the Data Tape to the Company’s accounting records/servicing system and executed legal documents without exception.

3.	The Consultants compared the equipment cost reported in the Data Tape to the Company’s accounting records/servicing system and executed legal documents without exception.

4.	The Consultants compared and recalculated the residual value reported in the Data Tape to the Company’s accounting records/servicing system and executed legal documents without exception.

5.	The Consultants compared the original contract term reported in the Data Tape to the Company’s accounting records/servicing system and executed legal documents without exception.

6.	The Consultants recalculated the final payment date reported in the Data Tape to the Company’s accounting records/servicing system without exception.

7.	The Consultants compared the contract payment amount from the executed legal documents to the Company’s accounting records/servicing system without exception.

PEAC Solutions Receivables 2024-1 LLC, Series 2024-1	Consulting Report

8.	The Consultants compared the payment frequency reported in the Data Tape to the Company’s accounting records/servicing system and executed legal documents without exception.

9.	The Consultants compared the equipment type reported in the Data Tape to the Company’s accounting records/servicing system and executed legal documents without exception.

10.	The Consultants compared the geographic location reported in the Data Tape to the Company’s accounting records/servicing system without exception.

11.	The Consultants compared and/or recalculated the security deposit reported in the Data Tape to the Company’s accounting records/servicing system and executed legal documents without exception.

12.	The Consultants compared and/or recalculated the interest rate reported in the Data Tape to the Company’s accounting records/servicing system and executed legal documents without exception.

13.	The Consultants recalculated the contract balance remaining reported in the Data Tape to the Company’s accounting records/servicing system without exception.